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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           KNIGHT TRANSPORTATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                           NOTICE AND PROXY STATEMENT

                                       FOR

                                  MAY 21, 2003

                         ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                           KNIGHT TRANSPORTATION, INC.










                                  APRIL 7, 2003

                           NOTICE AND PROXY STATEMENT
                                       FOR
                                  MAY 21, 2003
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           KNIGHT TRANSPORTATION, INC.

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of KNIGHT TRANSPORTATION, INC. (the "Company") to be held at 10:00 A.M., Phoenix time, on May 21, 2003, at the Arizona Biltmore, 2400 East Missouri, Phoenix, Arizona 85016. The purpose of the Annual Meeting is to:

     1. Elect three (3) Class II Directors, each director to serve a term of three years;

     2.   Approve the adoption of a new Stock Option Plan (the "2003 Plan");

     3. Approve and ratify the selection of KPMG LLP, as our independent public accountants for 2003; and

     4. Transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on March 24, 2003, as the Record Date for determining those shareholders who are entitled to receive notice of and vote at the Annual Meeting or any adjournment of that meeting. Shares of Knight Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 2002 Annual Report to Shareholders, which includes audited consolidated financial statements, is enclosed.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.


                                        By Order of the Board of Directors,


                                        Timothy M. Kohl,
                                        Secretary
Phoenix, Arizona
April 7, 2003

                           KNIGHT TRANSPORTATION, INC.


                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROXY STATEMENT................................................................1
  Right to Attend Annual Meeting; Revocation of Proxy..........................1
  Costs of Solicitation........................................................1
  Voting Securities Outstanding................................................1
  Annual Report................................................................2
  Required Majority, Cumulative Voting.........................................2
  How To Read This Proxy Statement.............................................2

PROPOSALS FOR SHAREHOLDER CONSIDERATION........................................3
  ITEM NO. 1. ELECTION OF DIRECTORS............................................3
  Information Concerning Directors and Nominees................................3
  Biographical Information Concerning Directors and Executive
    Officers of the Company....................................................4
  ITEM NO. 2. PROPOSAL TO APPROVE THE 2003 STOCK OPTION PLAN...................6
  ITEM NO. 3. PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP,
    AS INDEPENDENT ACCOUNTANTS.................................................9

CORPORATE GOVERNANCE-- MEETINGS AND COMPENSATION OF THE BOARD OF
  DIRECTORS AND ITS COMMITTEES................................................10
  Committees of the Board of Directors........................................11
  Executive Committee.........................................................11
  Audit Committee and Audit Committee Report..................................11
  Report of the Audit Committee of Knight Transportation, Inc.................12
  Compensation Committee......................................................14
  Nominating Committee........................................................14
  Other Committees............................................................14
  Compliance With Section 16(a) of the Securities Exchange Act of 1934........14

EXECUTIVE COMPENSATION........................................................15
  Summary Compensation Table..................................................15
  Employment Agreements.......................................................17
  Stock Option Plan...........................................................17
  401(k) Plan.................................................................17
  Compensation Committee, Compensation Committee Interlocks,
    Report On Executive Compensation..........................................18
  Stock Performance Graph.....................................................20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................21

SHAREHOLDER PROPOSALS.........................................................24

OTHER MATTERS.................................................................24

EXHIBITS......................................................................25

                           KNIGHT TRANSPORTATION, INC.
                             5601 WEST BUCKEYE ROAD
                             PHOENIX, ARIZONA 85043

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Knight Transportation, Inc. to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 21, 2003. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to this solicitation will be voted (i) FOR the Director Nominees named below; (ii) FOR the approval of the Company's 2003 Stock Option Plan (the "2003 Plan"); and (iii) FOR the selection of KPMG LLP, as our independent public accountants for 2003 at the Annual Meeting.

     The Proxy Statement, proxy card, and our Annual Report was first mailed on or about April 7, 2003, to shareholders of record at the close of business on March 24, 2003 (the "Record Date").

     THE  TERMS   "WE,"   "OUR,"   "US"  OR  THE   "COMPANY"   REFER  TO  KNIGHT
TRANSPORTATION, INC. AND ITS SUBSIDIARIES.

RIGHT TO ATTEND ANNUAL MEETING; REVOCATION OF PROXY

     Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. Shareholders who execute and return proxies may revoke them at any time before they are exercised by giving written notice to the Secretary of the Company at our address, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person.

COSTS OF SOLICITATION

     We will bear the cost of solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers or our regular employees, who will not be compensated for their services.

VOTING SECURITIES OUTSTANDING

     As of March 24, 2003, there were approximately 37,220,500 shares of our Common Stock, par value $0.01 per share (the "Common Stock") issued and outstanding. Only holders of record of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections and the results of all ballots cast will be announced at the Annual Meeting.

     Except in the election of directors, shareholders are entitled to one (1) vote for each share held of record on each matter of business to be considered at the Annual Meeting. In the election of directors, cumulative voting is required by law. SEE "REQUIRED MAJORITY," below. Abstentions will not be counted in voting on any proposal. A broker non-vote is not counted for purposes of approving matters to be acted upon at the Annual Meeting. A "broker non-vote" occurs when a nominee holding voting shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

ANNUAL REPORT

     The information included in this Proxy Statement should be reviewed in conjunction with the Consolidated Financial Statements, Notes to Consolidated Financial Statements, Independent Public Accountants' Report and other information included in our 2002 Annual Report to Shareholders that was mailed on or about April 7, 2003, together with this Notice of Annual Meeting and Proxy Statement, to all shareholders of record as of the Record Date.

REQUIRED MAJORITY; CUMULATIVE VOTING

     Under the Constitution of the State of Arizona, each holder of Common Stock has cumulative voting rights in electing directors of an Arizona corporation. Under cumulative voting, each shareholder, when electing directors, has the right to cast as many votes in the aggregate as he has voting shares multiplied by the number of directors to be elected. For example, if a shareholder has 100 shares and three directors are to be elected, the shareholder may cast 300 votes. Each shareholder may cast the whole number of votes, either in person or by proxy, for one candidate or may distribute such votes among the nominees for director as the shareholder determines. The nominees for director who receive the most votes will be elected. Under the cumulative voting rights provided by the Constitution of the State of Arizona, each shareholder, when electing a class of directors, has the right to cast as many votes in the aggregate as he has voting shares multiplied by the number of directors to be elected in that class of directors. For example, this year three (3) Class II directors will stand for election. If a shareholder has 100 shares, the shareholder may cast 300 votes and may vote all of those shares for a single director nominee or distribute those votes among the director nominees as the shareholder determines. Other matters submitted to shareholders for consideration and action at the Annual Meeting must be approved by a simple majority vote of those shares present in person or by proxy.

HOW TO READ THIS PROXY STATEMENT

     Set forth below are all the proposals to be considered by shareholders at our Annual Meeting of Shareholders to be held on May 21, 2003. Following the description of each proposal is important information about our management and our Board of Directors; executive compensation; transactions between the Company and our officers, directors and affiliates; our stock owned by management and other large shareholders; and how shareholders may make proposals at the Annual Meeting. EACH SHAREHOLDER SHOULD READ THIS INFORMATION BEFORE COMPLETING AND RETURNING THE ENCLOSED PROXY CARD.

                     PROPOSALS FOR SHAREHOLDER CONSIDERATION

                        ITEM NO. 1. ELECTION OF DIRECTORS

     The Board of Directors has nominated three (3) persons to serve on the Board commencing with the 2003 Annual Meeting. Pursuant to our Articles of Incorporation, beginning with the first annual meeting of shareholders following the first election of Class I, Class II and Class III directors, and continuing at each annual meeting of shareholders thereafter, each director elected in a class shall be elected to serve for a term ending with the conclusion of the third annual meeting of shareholders after the date of such director's election. At our 2001 Annual Meeting of Shareholders, nine (9) directors were elected to serve on our Board in three (3) classes of three (3) directors each. Class I directors were elected for a one year term; Class II directors were elected for a two year term; and Class III directors were elected for a three year term. At our 2002 Annual Meeting of Shareholders, three Class I directors were elected for a three year term. Class II directors stand for reelection at this year's Annual Meeting to serve a term of three years. Cumulative voting will apply in the election of directors. INFORMATION CONCERNING THE COMPENSATION OF OFFICERS AND DIRECTORS, THEIR STOCK OWNERSHIP IN THE COMPANY, AND TRANSACTIONS BETWEEN OFFICERS, DIRECTORS AND 10% OR GREATER SHAREHOLDERS IS SET FORTH BELOW.

                              NOMINEES FOR DIRECTOR

                               CLASS II DIRECTORS
                                (THREE-YEAR TERM)

                                   Gary Knight

                                   G.D. Madden

                                   Matt Salmon

     Each nominee to the Board of Directors has consented to serve. Messrs. Kevin P. Knight, Gary J. Knight, Keith T. Knight and Randy Knight, who collectively have voting power over approximately 34% of our issued and outstanding shares of Common Stock, have indicated that they intend to vote their shares for the election of all director nominees.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     Information concerning the names, ages, positions, terms and business experience of our current directors and nominees for director is set forth below.

            NAME              AGE   COMPANY POSITION AND OFFICES HELD
            ----              ---   ---------------------------------
     Donald A. Bliss(1)(4)     70   Director
     Timothy M. Kohl           55   Chief Financial Officer, Secretary, Director
     Gary J. Knight(2)(4)      51   President, Director
     Keith T. Knight(2)        48   Executive Vice President, Director
     Kevin P. Knight (2)(4)    46   Chairman of the Board, Chief Executive
                                      Officer, Director
     Randy Knight(2)(5)        54   Director
     G.D. Madden (1)(3)        63   Director
     Matt Salmon(1)            45   Director
     Mark Scudder (3)(4)(5)    40   Director

Our executive officers serve at the will of the Board of Directors.

(1)  Member of the Audit Committee.
(2) Randy Knight and Gary J. Knight are brothers and are cousins of Kevin P. Knight and Keith T. Knight, who are also brothers.
(3)  Member of the Compensation Committee.
(4)  Member of the Executive Committee.
(5)  Member of the Nominating Committee.

                BIOGRAPHICAL INFORMATION CONCERNING DIRECTORS AND
                        EXECUTIVE OFFICERS OF THE COMPANY

     DONALD A. BLISS has served as a director of the Company since February 1995. Until December 1994, Mr. Bliss was Vice President and Chief Executive Officer of U.S. West Communications, a U.S. West company. Mr. Bliss has also been a Director of Bank of America Arizona since 1988 and was a Director of U.S. West Communications from 1987 to 1994. Mr. Bliss has been a Director of
Continental General since 1990 and a Director of Western-Southern Insurance Company since April 1, 1998. Mr. Bliss is currently the Chairman of the Western Region Advisory Board of AON Risk Services of Arizona, Inc.

     TIMOTHY M. KOHL joined us in 1996. Mr. Kohl was elected to our Board of Directors in May 2001. Mr. Kohl has served as our Chief Financial Officer and Secretary since October 16, 2000. Mr. Kohl served as our Vice President of Human Resources from January, 1996 through May, 1999. From May, 1999 through October, 2000, Mr. Kohl served as Vice President of our Southeast Region. Prior to his employment with us, Mr. Kohl was employed by Burlington Motor Carriers as Vice President of Human Resources. Prior to his employment with Burlington Motor Carriers, Mr. Kohl served as Vice President of Human Resources for JB Hunt.

     GARY J. KNIGHT has served as our President since 1993, and has been an officer and director of the Company since 1990. From 1975 until 1990, Mr. Knight was employed by Swift Transportation Co., Inc. ("Swift"), a long haul trucking company, where he was an Executive Vice President.

     KEITH T. KNIGHT has served as our Executive Vice President since 1993, and has been an officer and director of the Company since 1990. From 1977 until 1990, Mr. Knight was employed by Swift, where he was a Vice President and Manager of Swift's Los Angeles terminal.

     KEVIN P. KNIGHT has served as our Chairman of the Board since May 1999, has served as our Chief Executive Officer since 1993, and has been an officer and director of the Company since 1990. From 1975 to 1984 and again from 1986 to 1990, Mr. Knight was employed by Swift, where he was an Executive Vice President and President of Cooper Motor Lines, Inc., a Swift subsidiary.

     RANDY KNIGHT has been a director of the Company since its inception in 1989 and is presently a consultant to the Company. Mr. Knight served as an officer of the Company from 1989 until July 31, 1999, when he resigned as an officer of the Company. Mr. Knight served as Chairman of the Board from 1993 to July 1999. From 1985 to the present, Mr. Knight has owned a 50% interest in and served as Chairman of Total Warehousing, Inc. ("Total Warehousing"), a commercial warehousing and local transportation business located in Phoenix, Arizona. Mr. Knight was employed by Swift or related companies from 1969 to 1985, where he was a Vice President and shareholder.

     G.D. MADDEN has served as a director of the Company since January 1997. Since 1996, Mr. Madden has been President of Madden Partners, a consulting firm he founded, which specializes in transportation technology and strategic issues. Prior to founding Madden Partners, he was President and Chief Executive Officer of Innovative Computing Corporation, a subsidiary of Westinghouse Electric

Corporation. Mr. Madden founded Innovative Computing Corporation (ICC), a privately held company, which grew to be the largest supplier of fully integrated management information systems to the trucking industry. Mr. Madden sold ICC to Westinghouse in 1990 and continued to serve as its President and Chief Executive Officer until 1996.

     MATT SALMON was elected to our Board in May 2001. Mr. Salmon is the Executive Vice President of APCO Worldwide, a Washington, D.C. based consulting firm specializing in worldwide strategic communications and public affairs matters with 25 offices around the globe, including Europe and China. As an executive of APCO, Mr. Salmon provides clients with strategic communications and governmental affairs advice. Since 2002, Mr. Salmon has also provided consulting services for Upstream Consulting, a governmental affairs consultant. Prior to joining APCO and Upstream Consulting, Mr. Salmon was a member of the United States House of Representatives from Arizona from 1994 through 1999. Prior to that time, he served four years in the Arizona State Senate and for 13 years as a telecommunications executive with U.S. West Communications. While a member of the United States House of Representatives, Mr. Salmon served on the International Relations Committee and as Chairperson and Founding Member of the House Renewable Energy Caucus.

     MARK SCUDDER has served as a director of the Company since November 1999. Mr. Scudder is a principal of Scudder Law Firm, P.C., L.L.O. ("Scudder Law Firm"), in Lincoln, Nebraska and has been involved in the private practice of law since 1988. Mr. Scudder is a member of the board of directors of Covenant Transport, Inc., a publicly held long-haul trucking company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD OF DIRECTOR NOMINEES.

           ITEM NO. 2. PROPOSAL TO APPROVE THE 2003 STOCK OPTION PLAN

     We have maintained a Stock Option Plan since 1994 to enable certain officers, directors and key and critical line employees, including drivers and other employees, to participate in the ownership of the Company. The current stock option plan in effect is the 1998 Amended and Restated Stock Option Plan (the "1998 Plan"). As of March 1, 2003, a total of 3,675,000 shares of our Common Stock were reserved for stock grants under the 1998 Plan, after giving effect to the Company's three for two stock splits and the 2002 amendment to the 1998 Plan increasing the number of shares reserved for issuance. On February 6, 2003, the Board of Directors voted to terminate further option grants under the 1998 Plan, effective as of May 31, 2003, subject to our shareholders approving the 2003 Stock Option Plan (the "2003 Plan") described below. The term "stock grant," as used in this Proxy Statement, refers to a grant of either stock options or restricted stock.

     At the Annual Meeting, shareholders will be asked to approve the 2003 Plan that will commence June 1, 2003. If the 2003 Plan is approved by shareholders, 1,000,000 shares will be reserved for issuance under the 2003 Plan and 1,793,008 shares will continue to be reserved under the 1998 Plan for stock grants previously made under that Plan, for a total of 2,793,008 shares available for stock grants under both plans, or 7.5% of our issued and outstanding Common Stock, as of March 24, 2003. If shareholders approve the 2003 Plan, option grants issued under the 1998 Plan will continue in effect and may be exercised on the terms and conditions under which the grants were made, but no further stock grants will be made under the 1998 Plan. If the 2003 Plan is approved by shareholders, any new stock grants will be made only under the 2003 Plan.

     The Common Stock reserved for issuance under the 2003 Plan has an aggregate market value of $21,700,000, based on the price of our Common Stock of $21.70 per share as of March 24, 2003. Common Stock reserved for options issued and outstanding under the 1998 Plan, as of March 24, 2003, had an aggregate marked value of $38,908,274, based on our Common Stock price of $21.70 per share as of March 24, 2003.

     A copy of the 2003 Plan is set forth in EXHIBIT 1 to this Proxy Statement. The 2003 Plan is substantially the same as the 1998 Plan, except that it allows additional stock option grants to be made to directors, in accordance with our revised director's compensation plan. SEE "CORPORATE GOVERNANCE - MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS AND ITS COMMITTEES - DIRECTOR'S COMPENSATION," below, for a description of our compensation plan for our Independent Directors.

     The 2003 Plan is broad-based and is designed to attract and retain directors, officers, and key employees and critical line employees, to provide them long-term incentives if our Company continues to grow, and to align their interests with the interests of our shareholders. The 2003 Plan is administered by the Compensation Committee of our Board of Directors (the "Compensation Committee"). The 2003 Plan allows the Compensation Committee to grant incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), and restricted stock to our employees as a form of incentive compensation. Although Kevin, Gary and Keith Knight are eligible to receive stock grants under the 2003 Plan, in the past we have not issued stock grants to these individuals, due primarily to their large Common Stock holdings, and we do not currently anticipate that they will receive stock grants under the 2003 Plan.

     The 2003 Plan reserves 50,000 shares of Common Stock for option grants to directors out of the total of 1,000,000 shares reserved for issuance under the 2003 Plan. The 2003 Plan, like the 1998 Plan, authorizes an automatic NSO grant for 2,500 shares to a newly appointed or elected director. In addition, after December 31, 2002, an Independent Director will receive an NSO for 500 shares for each year of service as a director. The option grant of 500 shares to directors is to be made as of June 1 of each year, beginning June 1, 2003, for persons who are serving as directors on that date. The 2003 Plan also provides that individuals who, as of December 31, 2002, have served as directors for the last three years will also receive a "catch-up" NSO for 1,000 shares to be issued on June 1, 2003, with an exercise price equal to the then fair market price of our Common Stock. If a director terminates service within one year after the date of the grant, his option or any shares obtained through option exercises will be forfeited.

     Under the 2003 Plan, Independent Directors may also elect to have their director's fees paid in stock of the Company. (This option is currently allowed by the Company.) If they do so, the Company will issue to each elected Independent Director on February 15 and August 15 of each calendar year, the number of shares equal to the director's fees earned as of the preceding December 31, and June 30, respectively, based on the fair market value of the Common Stock as of the last trading day preceding such February 15 or August 15.

     All stock grants made under the 2003 Plan will be evidenced by a written agreement between the Company and the participant. ISOs granted under the Plan are issued at the fair market value of a share of Common Stock on the date of grant. Under the 2003 Plan, NSOs, restricted stock grants and options issued to directors are issued at fair market value as of the date of grant. Directors receive an NSO for 2,500 shares of our Common Stock at an exercise price of 85% of fair market value of our Common Stock on the date of the grant upon their election to our Board. SEE "EXECUTIVE COMPENSATION - STOCK OPTION PLAN," below. Common Stock reserved for stock grants made under the Plan is automatically increased upon the occurrence of any stock split, reverse stock split, subdivision, stock dividend, reorganization or reclassification of our stock, without further action by the Company. Participants exercise no rights as shareholders of the Company with respect to shares subject to any stock grant until a stock certificate is issued following the exercise of a grant. If not earlier terminated, the 2003 Plan will expire on February 5, 2013.

     The Compensation Committee has the right, subject to 2003 Plan limitations, to designate the terms and conditions of any stock grant including, without limitation, any vesting schedule and exercise rights. Under the 2003 Plan, stock grants generally terminate upon an employee's termination of employment for reasons other than death, disability or early or normal retirement. Options granted under the 2003 Plan are non-transferable except pursuant to the laws of descent and distribution. Shares reserved for issuance under the 2003 Plan will be registered with the Securities and Exchange Commission on Form S-8 at the time the 2003 Plan becomes effective.

     We have reserved the right to terminate, suspend, discontinue, modify or amend the 2003 Plan in any respect, at any time, except that without the approval of our shareholders, no revision or amendment may change the number of shares of Common Stock subject to the 2003 Plan (other than through the automatic stock adjustments provided by the 2003 Plan), change the designation of the class of employees eligible to receive stock grants, decrease the price at which stock grants may be issued, or remove the administration of the Plan from the Compensation Committee. Notwithstanding this limitation, we will not terminate the 2003 Plan with regard to any outstanding stock grant unless notice of termination is given to the participant and the participant is permitted at least 15 days to exercise any issued and outstanding stock grant, but only if such stock grant is then exercisable.

     The tax consequences to the Company of options granted as an ISO, NSO, or restricted stock grant vary. If the Company issues an ISO, the Company will have no compensation deduction on the date the option is granted. If an employee exercises an ISO and holds the stock until the later of (i) two years from the date the ISO is granted or (ii) one year from the date in which the ISO was exercised, the employee will recognize as capital gain the difference between the amount received in any disposition over the employee's basis (the amount the employee paid for the stock) and the Company will receive no compensation deduction. If an employee disposes of ISO stock before the ISO holding period is met, the disposition is a "disqualifying disposition" and we are entitled to a compensatory deduction equal to the amount the employee recognizes as ordinary income in the year the disqualifying disposition occurs. Generally, this is the difference between the exercise price for the stock and the value of the stock on the date the disqualifying disposition occurs. Amounts recognized on the disqualifying disposition of an ISO are not "wages" for purposes of FICA and FUTA.

     If an option is granted as an NSO, we have no deduction for compensation expense at the time the option is granted, and the employee will recognize no income. If the employee subsequently exercises the option, the difference between the option price and the fair market value of the option stock at the time of exercise is taxable as ordinary income to the employee, and is also treated as wages. We will have a compensation deduction equal to the amount of gain the employee recognizes at the time. Any gain recognized by an employee on the exercise of an NSO is also subject to FICA and FUTA withholding tax.

     If we make a restricted stock grant to any employee, as the 2003 Plan allows us to do, we will receive no deduction until such time as the restrictions on the stock lapse, unless the employee elects to treat the grant as ordinary income at the time the grant is made; in that event the Company would have a compensatory deduction in the same amount. At that time, we would have a deduction for compensation expense equal to the fair market value of the stock, less any amounts the employee is required to pay for the stock. If a restricted stock grant is made to an employee without restrictions, we will have a deduction for compensation paid equal to the fair market value of the stock awarded, less any payment the employee makes.

     The Board of Directors believes that the 2003 Plan is an appropriate vehicle for recognizing employee performance and providing incentives to employees for continued performance and that the 1998 Plan has been effective in aligning the interests of our employees with our shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE 2003 PLAN.

             ITEM NO. 3. PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP, independent public accountants ("KPMG"), was our principal independent accounting firm during the fiscal year ended December 31, 2002. KPMG has served as our independent public accountants since April 2002. The Board of Directors has appointed KPMG as our principal independent accounting firm for the 2003 fiscal year. A representative of KPMG is expected to be present at the annual meeting with an opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions.

     As previously reported in our Report on Form 8-K filed on May 3, 2002, with the Securities and Exchange Commission, on April 29, 2002, we elected to replace our independent auditors, Arthur Andersen LLP ("Arthur Andersen") with KPMG as our new independent auditors, effective immediately. These actions were approved by our Board of Directors upon the recommendation of our Audit Committee. KPMG audited the consolidated financial statements of the Company for the year ending December 31, 2002.

     The reports issued by Arthur Andersen in connection with our financial statements for the fiscal years ended December 31, 2001, and December 31, 2000, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were these reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two fiscal years ended December 31, 2001, and December 31, 2000, and the subsequent interim periods through the date of Arthur Andersen's dismissal, there was no disagreement between us and Arthur Andersen, as defined in Item 304 of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its reports, and there occurred no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the two fiscal years ended December 31, 2001 and 2000, through the date of Arthur Andersen's dismissal, neither us nor anyone on our behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     We have provided Arthur Andersen with a copy of the foregoing statements. Attached to our Form 10-K for the year ended December 31, 2002, as Exhibit 16 is a copy of Arthur Andersen's letter to the Securities and Exchange Commission dated May 3, 2002, stating its agreement with the foregoing statements.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG.

                       FISCAL YEAR 2002 AUDIT FEE SUMMARY

     During fiscal year 2002, KPMG provided services in the following categories to us and was paid the following amounts:

     Audit Fees                                                    $104,009

     Financial Information System Design and Implementation        $      0

     All Other Fees                                                $331,316

     The services provided under the caption "All Other Fees" were primarily tax-related.

     The Audit Committee has considered whether the provision of non-audit services by KPMG, as our principal independent auditor for the fiscal year ending December 31, 2002, is compatible with maintaining auditor independence.

                             CORPORATE GOVERNANCE --

     MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS. Our business is managed by our Board of Directors. During the year ended December 31, 2002, our Board of Directors met on five occasions. Each of the directors other than Mr. Salmon attended 75% or more of the meetings of the Board of Directors and the meetings held by all of the committees of the Board on which he served. Mr. Salmon attended 60% of all meetings.

DIRECTORS' COMPENSATION. Directors who are not 10% shareholders or employees of the Company ("Independent Directors") receive annual compensation of $5,000, plus a fee of $500 for attendance at each meeting of the Board of Directors, and a fee of $250 for Board committee meetings. We also reimburse directors for the expense incurred in attending a meeting.

     For all calendar years after December 31, 2002, we have increased the compensation paid to our Independent Directors as follows: (i) compensation of $6,000 per year for Independent Directors, plus a fee of $550 for attendance at each meeting of the Board of Directors, and a fee of $350 for Audit Committee Meetings and $300 for Compensation Committee Meetings. In addition, for 2003, the Audit Committee Chairman will receive an annual fee of $1,500, in addition to other director fees, and the Compensation Committee Chairman will receive an annual fee of $500, in addition to other director fees.

     If shareholders approve the 2003 Plan, for years after December 31, 2002, Independent Directors will also receive each calendar year, beginning in 2003, in addition to their director's and committee fees, (i) a stock option grant for 500 shares issued on June 1 of each calendar year, beginning June 1, 2003, at fair market value, and (ii) for those directors who have served at least three years as of December 31, 2002, a catch-up stock option for 1,000 shares, issued at fair market value as of June 1, 2003.

     Independent Directors appointed to the Board of Directors also receive an automatic NSO grant for that number of shares of Common Stock approved by the Board but not less than 2,500 nor more than 5,000 shares. To date, all directors have received an option grant of 2,500 shares of our Common Stock upon their election to our Board. The exercise price of this NSO is 85% of the fair market value of our stock as of the date of grant. The option is forfeitable if a director resigns within one year after election as a director. The Board of Directors has granted each of Donald A. Bliss, G.D. Madden, Matt Salmon and Mark

Scudder, an NSO for 2,500 shares of our Common Stock upon their election to our Board of Directors.

     Members of the Board of Directors also have the option to accept shares of our Common Stock in lieu of directors fees. If this option is elected, we issue Common Stock on February 15 and August 15 of each year in payment of accrued director's fees for the preceding six month periods ending June 30 and December 31, respectively, at the closing market price for such shares as of the trading day prior to issuance.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established four committees, which are authorized to act on behalf of the Board in their respective spheres: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. The Nominating Committee was established on February 6, 2003, to nominate directors for elections beginning in 2004. The responsibilities of each committee are described below.

                               EXECUTIVE COMMITTEE

     The Executive Committee of the Board was established November 7, 2000. The Executive Committee is authorized to act on behalf of the Board of Directors when the Board of Directors is not in session. The members of the Executive Committee are Kevin P. Knight, Gary J. Knight, Donald A. Bliss, and Mark Scudder. The Executive Committee did not meet in 2002.

                   AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The Audit Committee for 2002 was composed of Donald A. Bliss, G.D. Madden and Matt Salmon. Mr. Bliss served as Chairman of the Audit Committee. The Audit Committee is comprised of directors who meet the NASDAQ and Sarbanes-Oxley Act of 2002 Standards for independence. The Audit Committee met five (5) times during 2002. Each member of the Audit Committee attended at least 75% of the Audit Committee meetings during 2002. Since 1994, the Audit Committee has operated pursuant to a written charter detailing its duties. In October, 2002, the Audit Committee amended and restated its charter to comply with certain requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee's Amended and Restated Charter is set forth in EXHIBIT 2, below. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission rules, issues a report recommending to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K, and certain other matters, including the independence of our outside public accountants. The REPORT OF THE AUDIT COMMITTEE is set forth below.

     THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILINGS INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT WE INCORPORATE SUCH REPORT BY SPECIFIC REFERENCE.

                                  REPORT OF THE
                                 AUDIT COMMITTEE
                                       OF
                           KNIGHT TRANSPORTATION, INC.

     The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (2) the independence of the Company's external auditors; and (3) the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets periodically with management to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors.

     For the fiscal year ending December 31, 2002, Donald A. Bliss, Chairman, G.D. Madden and Matt Salmon comprised the Audit Committee.

     The directors who serve on the Audit Committee are all "independent" for purposes of the Sarbanes-Oxley Act of 2002 (the "Act") and the NASDAQ Stock Market listing standards. That is, none of the members have a relationship to the Company that would interfere with his independence from the Company and its management.

     The Board of Directors has adopted a written charter setting forth the Audit Committee's functions and responsibilities. The Board of Directors adopted an Amended and Restated Charter to enhance the Audit Committee's functions and responsibilities in order to comply with certain provisions of the Act. A copy of the Audit Committee's Amended and Restated Charter may be found in Exhibit 2 to this Proxy Statement.

     The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted accounting principles, and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by each of them.

     Management of the Company is primarily responsible for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     For the fiscal year ending December 31, 2002, the Audit Committee:

     (1) Reviewed and discussed the audited financial statements with management of the Company;

     (2) Discussed with KPMG LLP, the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

     (3) Received the written disclosures and the letter from the Company's independent auditors (required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the Company's independent accountants, the matters relating to the auditors' independence from the Company.

     Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                          FISCAL 2002 AUDIT COMMITTEE:

                            Donald A. Bliss, Chairman
                               G.D. Madden, Member
                               Matt Salmon, Member

                                February 6, 2003

                             COMPENSATION COMMITTEE

     The Compensation Committee is composed entirely of directors who are not officers, employees or 10% shareholders of the Company. The Compensation Committee reviews all aspects of executive compensation and makes recommendations on such matters to the Board of Directors. The Compensation Committee also reviews and approves stock options granted by the Company. The Compensation Committee met formally once in 2002 to issue its Report on Executive Compensation. The Compensation Committee, by written action taken without a meeting, also approves stock option grants we propose to make to officers and employees. Additional information concerning the Compensation
Committee, its members, Compensation Committee interlocks, and its REPORT ON EXECUTIVE COMPENSATION and the Performance Graph are set forth under "EXECUTIVE COMPENSATION," below.

                              NOMINATING COMMITTEE

     By action taken at the February 6, 2003, meeting of the Board of Directors, the Board established a Nominating Committee to recommend to the Board potential candidates for election to the Board of Directors for 2004 and thereafter. The members of the Nominating Committee are Randy Knight and Mark Scudder. As of the date of this Proxy Statement, the Nominating Committee has not held any meetings.

                                OTHER COMMITTEES

     We do not maintain any other standing committees of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("NASDAQ") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, we believe that during the 2002 fiscal year, all
Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with. Pursuant to the Sarbanes-Oxley Act of 2002, we will post copies of Section 16(a) forms our directors and executive officers file with the SEC on our website at www.knighttrans.com.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning compensation for the fiscal years ended December 31, 2002, 2001, and 2000 awarded to, earned by, or paid to our Chief Executive Officer and our five most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2002 (the "Named Executive Officers").

                          ANNUAL COMPENSATION                                        LONG-TERM COMPENSATION
------------------------------------------------------------------   --------------------------------------------------------
                                                                             AWARDS                       PAYOUTS
                                                                     ----------------------   -------------------------------
                                                                     RESTRICTED
     NAME AND                                       OTHER ANNUAL       STOCK       OPTIONS/     LTIP           ALL OTHER
PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   COMPENSATION($)   AWARD(S)($)    SARS(#)   PAYOUTS($)   COMPENSATION($)(1)
------------------   ----   ---------   --------   ---------------   -----------    -------   ----------   ------------------
Kevin P. Knight,     2002    265,000      0              0                0           0           0              1,785
Chairman, Chief      2001    265,000      0              0                0           0           0              1,725
Executive Officer    2000    260,000      0              0                0           0           0              2,220

Gary J. Knight,      2002    265,000      0              0                0           0           0              2,365
President            2001    265,000      0              0                0           0           0              2,840
                     2000    260,000      0              0                0           0           0              2,840

Keith T. Knight,     2002    265,000      0              0                0           0           0              1,965
Executive Vice       2001    265,000      0              0                0           0           0              1,865
President            2000    260,000      0              0                0           0           0              2,460

Timothy M. Kohl      2002    140,310    25,000           0                0         12,500        0              1,462
Chief Financial      2001    136,067    20,000           0                0         22,500        0              1,130
Officer, Secretary   2000    132,000    15,000           0                0         31,500        0               625

The following table sets forth stock options granted to Named Executive Officers in 2002:

                  NUMBER OF SECURITIES    PERCENT OF TOTAL     EXERCISE OR
     NAMED         UNDERLYING OPTIONS    OPTIONS GRANTED TO     BASE PRICE   EXPIRATION
   OFFICER(1)          GRANTED (#)         EMPLOYEES IN 2002      ($/SH)        DATE       5% ($)   10% ($)
   ----------          -----------         -----------------      ------        ----       ------   -------
Timothy M. Kohl          12,500                  4.0              $19.00       6/14/12     38,125   51,250

     Except as set forth above, no stock appreciation rights (SARs) or other options were granted during the 2002 fiscal year to any of the Named Executive Officers.

     The following table sets forth the information with respect to the exercise of stock options during the fiscal year ended December 31, 2002.

(1) In 2002, 2001 and 2000, compensation included in the category of "All Other Compensation" for each of the Named Executive Officers included Company contributions in the amount of $625, for each year, to the Knight Transportation, Inc. 401(k) Plan. The balance of compensation included in "All Other Compensation" represents the annual economic benefit derived from a $2,000,000 split-dollar life insurance policy maintained for each of the Knights, and a $1,000,000 policy maintained for Mr. Kohl, during 2002, which will be reimbursed to the Company upon termination or payment of the policy. In compliance with Section 402 of the Sarbanes-Oxley Act of 2002, as of July 30, 2002, the Company no longer makes premium payments under these split-dollar life insurance polices. To the extent any officer receives compensation in lieu of such premium payments, the Company reports such payments as compensation.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                   AND OPTION VALUES AS OF DECEMBER 31, 20021

                                                   NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                 OPTIONS AT FISCAL YEAR END       IN-THE-MONEY OPTIONS AT
                     SHARES                           12/31/02(#)(2,3)        2001 FISCAL YEAR END ($)(2,3,4)
                  ACQUIRED ON       VALUE       ---------------------------   -------------------------------
      NAME        EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
      ----        ------------   ------------   -----------   -------------     -----------   -------------
Timothy M. Kohl      11,437         184,049        9,375         70,999           $130,792       $769,872

----------
(1) None of the other Named Executive Officers (Kevin P. Knight, Gary J. Knight, and Keith T. Knight) were granted or exercised any options during fiscal year 2002.

(2) Any option exercisable within 60 days of December 31, 2002, is treated as if it were currently exercisable.

(3) All options have been adjusted to reflect the effect of each of our three-for-two stock splits, effected as stock dividends on May 18, 1998, June 1, 2001 and December 28, 2001.

(4) Based on a closing price of $21.00 of our Common Stock on December 31, 2002.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table provides information as of December 31, 2002, regarding our 1998 Stock Option Plan compensation under which our equity securities are authorized for issuance:

                      EQUITY COMPENSATION PLAN INFORMATION

                                     NUMBER OF                                NUMBER OF SECURITIES
                                  SECURITIES TO BE                          REMAINING AVAILABLE FOR
                                    ISSUED UPON                              FUTURE ISSUANCE UNDER
                                    EXERCISE OF        WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                    OUTSTANDING       EXERCISE PRICE OF         PLANS (EXCLUDING
                                 OPTIONS, WARRANTS   OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
        PLAN CATEGORY                AND RIGHTS      WARRANTS AND RIGHTS          COLUMN (a))
        -------------                ----------      -------------------          -----------
                                        (a)                   (b)                      (c)
Equity compensation plans
  approved by security holders        1,793,008              $9.58                   456,525

Equity compensation plans not
  approved by security holders            0                    0                        0

                Total                 1,793,008              $9.58                   456,525

EMPLOYMENT AGREEMENTS

     We  currently  do  not  have  any   employment   contracts,   severance  or
change-in-control agreements with any of our Named Executive Officers.

     Upon Randy Knight's retirement as Chairman in 1999, we entered into a Consulting Agreement with Mr. Knight for $50,000 per year. The Consulting Agreement is terminable at any time by either party. Presently, consulting services are rendered by Randy Knight through a limited liability company controlled by Mr. Knight.

STOCK OPTION PLAN

     We adopted in 1994 and currently maintain a stock option plan to enable directors, officers and certain key and critical line employees of the Company, including drivers and other employees, to participate in the ownership of the Company. This plan was amended and restated during 1998 (the "1998 Plan") and was approved by the Company's shareholders on May 13, 1998. In authorizing stock grants under the 1998 Plan, the Compensation Committee has sought to align the interests of employees with our shareholders and has sought to make stock grants to those key employees and operating personnel whose performance is important to our success. As of February 27, 2003, after giving effect to stock splits and the 2002 amendment to the 1998 Plan increasing the number of shares reserved for issuance by 300,000, we had 1,793,008 shares of our Common Stock subject to outstanding option grants and 456,525 shares of Common Stock were reserved for the issuance of future grants. Of the total number of issued and outstanding stock grants under the 1998 Plan, 89% have been made to employees and only 11% have been made to officers and directors. If Proposal No. 2 to approve the 2003 Plan is approved by shareholders, no further stock grants will be made under the 1998 Plan after May 31, 2003, and all future stock grants will be made exclusively under the 2003 Plan. SEE Item No. 2, "PROPOSAL TO APPROVE 2003 STOCK OPTION PLAN," above, for more information on the 2003 Plan.

401(k) PLAN

     We also sponsor a 401(k) Plan (the "401(k) Plan"). The 401(k) Plan is a profit sharing plan that permits voluntary employee contributions on a pre-tax basis under section 401(k) of the Internal Revenue Code. Under the 401(k) Plan, a participant may elect to defer a portion of his compensation and have us contribute a portion of his compensation to the 401(k) Plan. We make a discretionary matching contribution. For 2002, our maximum contribution was $625 per participant. The 401(k) Plan's assets are held and managed by an independent trustee. Under the 401(k) Plan, eligible employees have the right to direct the investment of employee and employer contributions among several mutual funds. The 401(k) Plan also allows its participants to direct the trustee to purchase shares of our stock on the open market up to a maximum of 20% of their 401(k) Plan account balance. As of December 31, 2002, approximately 5% of all assets held by the 401(k) Plan were invested in our Common Stock. Our senior executives and certain key employees are not permitted to participate in the 401(k) Plan feature that allows them to purchase our Common Stock in their 401(k) Plan accounts.

     Amounts we contribute for a participant vest over five years and are held in trust until distributed pursuant to the terms of the 401(k) Plan. An employee is eligible to participate in the 401(k) Plan if he has attained age 19 and completed 1,000 hours of service within a 12 month period. Distributions from participant accounts are not permitted before age 59-1/2, except in the event of death, disability, separation from service, or certain financial hardships.

COMPENSATION COMMITTEE, COMPENSATION COMMITTEE INTERLOCKS, REPORT ON EXECUTIVE COMPENSATION

     THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, AND THE PERFORMANCE GRAPH THAT FOLLOW SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY FILING INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT WE INCORPORATE THIS REPORT AND GRAPH BY SPECIFIC REFERENCE.

     The Compensation Committee is composed entirely of directors who are not officers, employees or 10% or greater shareholders of the Company. The Compensation Committee reviews all aspects of compensation of our executive officers and makes recommendations on compensation matters to the full Board of Directors. The Compensation Committee of the Board of Directors for 2002 was composed of G.D. Madden and Mark Scudder. Mr. Scudder served as Chairman of the Compensation Committee. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," below, for a description of transactions between us and members of the Board of Directors or their affiliates, and "CORPORATE GOVERNANCE - MEETINGS AND
COMPENSATION OF THE BOARD OF DIRECTORS AND ITS COMMITTEES," above, for a description of compensation of the members of the Compensation Committee. The Compensation Committee also renders an annual report to the Board of Directors concerning the compensation of our executive officers.

     The Compensation Committee of the Board of Directors has furnished the following Report on Executive Compensation:

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          Under the supervision of the Compensation Committee of the Board of Directors, the Board of Directors reviews the compensation of the Company's executive officers annually. The compensation program for the Company's executive officers is administered in accordance with a pay-for-performance philosophy to link executive compensation with the values, objectives, business strategy, management incentives, and financial performance of the Company.

          Because the most senior executive officers of the Company each have substantial holdings of the Company's Common Stock, corporate performance directly affects these executive officers. The Committee believes that stock ownership by the Company's most senior executive officers aligns the interests of management with the interests of shareholders in the enhancing of shareholder value. With the exception of Mr. Timothy Kohl, Chief Financial Officer and Secretary, who is eligible for stock options and bonus awards, the Company's executive officers are compensated with a base salary only, with no bonus or short or long term incentives. With respect to Mr. Kohl and other executive officers without substantial holdings of the Company's Common Stock, the objectives of the Company's compensation program are to align, through the grant of stock options, executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return. The Company's stock option program is intended to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The Committee believes that the Stock Option Plan is an effective tool for accomplishing this objective.

          In reviewing base salaries of senior management for 2002 and salary compensation for 2002-2003, including the salary of Mr. Kevin P. Knight, the Company's Chief Executive Officer, the Compensation Committee reviewed and considered (i) compensation information disclosed by similarly-sized publicly held truckload motor carriers; (ii) the financial performance of the Company, as well as the role and contribution of the particular executive with respect to such performance; (iii) non-financial performance related to the individual executive's contributions; and (iv) the particular executive's stock holdings.

          The Compensation Committee believes that the annual salaries of the Company's Chief Executive Officer and other executive officers are reasonable compared to similarly situated executives of other truckload motor carriers.

                           2002 COMPENSATION COMMITTEE

                             Mark Scudder, Chairman
                              G. D. Madden, Member

                                February 6, 2003




                           (Intentionally Left Blank)

                             STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total returns of our Common Stock, the NASDAQ Stock Market and the NASDAQ Trucking and Transportation Stocks Indices (the "Peer Group") from December 31, 1998 to December 31, 2002. The graph assumes that $100 of our Common Stock was purchased on December 31, 1998, at a price of $11.859 per share and all dividends were reinvested. The graph is adjusted for stock dividends and stock splits. We have paid no dividends on our Common Stock since our inception and do not expect to do so in the foreseeable future. THERE IS NO ASSURANCE THAT OUR STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW. WE MAKE NO PREDICTIONS AS TO THE FUTURE PERFORMANCE OF OUR STOCK.


                                     [GRAPH]


INDEX DESCRIPTION             12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
-----------------             --------    --------    --------    --------    --------
Knight Transportation, Inc.    11.859       7.610       8.554      18.780      21.000
                               100.00%      64.17%      72.13%     158.36%     177.08%
NASDAQ Stock Market           734.202    1326.416    2470.520    1950.400    1335.510
                               100.00%     180.66%     336.49%     265.65%     181.90%
NASDAQ Trucking &
  Transportation Stocks
  Index (the "Peer Group")    279.678     266.549     242.276     286.489     291.519
                               100.00%      95.31%      86.63%     102.44%     104.23%

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth, as of January 28, 2003, the number and percentage of outstanding shares of Company Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each Director and Named Executive Officer of the Company, and by all directors and executive officers of the Company as a group.

      NAME AND ADDRESS OF                    AMOUNT AND NATURE OF     PERCENT OF
       BENEFICIAL OWNER(1)                   BENEFICIAL OWNERSHIP       CLASS
       -------------------                   --------------------       -----
Donald A. Bliss(2)                                    14,203               *

Timothy M. Kohl(3)                                    15,695               *

Gary J. Knight(4)                                  3,535,209             9.51%

Keith T. Knight(5)                                 3,300,640             8.88%

Kevin P. Knight(6)                                 3,277,973             8.82%

Randy Knight(7)                                    2,849,630             7.67%

G.D. Madden(8)                                        11,503               *

Matt Salmon(9)                                         5,625               *

Mark Scudder(10)                                       2,887               *

Wasatch Advisors, Inc.(11)                         1,946,675             5.20%

All directors and executive officers
  as a group (nine persons)                       13,013,365            34.99%

* Represents less than 1% of our outstanding Common Stock.

(1) The address of each officer and director is 5601 West Buckeye Road, Phoenix, Arizona 85043. The address of Wasatch Advisors, Inc. ("Wasatch") is 150 Social Hall Avenue, Salt Lake City, Utah 84111. All information provided with respect to Wasatch is based solely upon the Company's review of a Schedule 13G/A, filed by Wasatch with the Securities and Exchange Commission on February 13, 2003.

(2) Includes 14,203 shares beneficially owned by Donald A. Bliss over which he exercises sole voting and investment powers under a Revocable Trust Agreement.

(3) Includes 9,375 shares that Timothy M. Kohl has the right to acquire through exercise of stock options and 6,320 shares owned outright.

(4) Includes 3,530,146 shares beneficially owned by Gary J. Knight over which he exercises sole voting and investment power as a Trustee under a Revocable Trust Agreement dated May 19, 1993, and 5,063 shares owned by minor children who share the same household.

(5) Includes 3,295,577 shares beneficially owned by Keith T. Knight over which he and his wife, Fawna Knight, exercise sole voting and investment power as Trustees under a Revocable Trust Agreement dated March 13, 1995, and 5,063 shares owned by minor children who share the same household.

(6) Includes 3,254,127 shares beneficially owned by Kevin P. Knight over which he and his wife, Sydney Knight, exercise sole voting and investment power as Trustees under a Revocable Trust Agreement dated March 25, 1994; 18,050 shares held by Kevin P. and Sydney B. Knight Family Foundation over which Kevin P. Knight and his wife, Sydney Knight, as officers of the Foundation, exercise sole voting and investment power on behalf of the Foundation; and 5,796 shares owned by minor children who share the same household.

(7) Includes 2,165,405 shares beneficially owned by Randy Knight over which he exercises sole voting and investment power as a Trustee under a Revocable Trust Agreement dated April 1, 1993; 675,000 shares held by a limited liability company for which Mr. Knight acts as manager and whose members include Mr. Knight and trusts for the benefit of his four children; and 9,225 shares owned by a child who shares the same household and over which Mr. Knight exercises voting power.

(8) Includes 8,438 shares that G.D. Madden has the right to acquire through the exercise of a stock option, and 3,065 owned outright.

(9) Includes 5,625 shares that Matt Salmon has the right to acquire through the exercise of a stock option.

(10) Includes 2,887 shares that Mark Scudder owns outright.

(11) Wasatch Advisors, Inc. has sole voting power over 1,946,675 shares and sole dispositive power over 1,946,675 shares. It has shared voting power and shared dispositive power over no shares. Wasatch Advisors, Inc. is the owner of record and discloses beneficial ownership of such shares. The foregoing is based solely on information provided by Form 13G/A, filed by Wasatch Advisors, Inc. with the Securities and Exchange Commission on February 13, 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPANY'S PURCHASE AND LEASE OF PROPERTIES

     Our headquarters and principal place of business is located at 5601 West Buckeye Road, Phoenix, Arizona, on approximately 65 acres. We own approximately 57 acres and, as of December 31, 2002, leased approximately 8 acres from Randy Knight, a director and principal shareholder of the Company. The property we lease from Randy Knight includes terminal and operating facilities. We made total payments of approximately $83,000 to, or on behalf of, Total Warehousing and Randy Knight for the year ended December 31, 2002. Randy Knight owns a 50 percent interest in Total Warehousing; the balance is owned by an unaffiliated party.

     In March 1999, we exercised our option to extend our lease with Randy Knight for five (5) years, until April 30, 2004. We have an additional option to extend the lease term for an additional five (5) years. The current monthly base rent is $6,700. Under the lease, base rent increases by 3% on the first day of each option term, and the third anniversary of the commencement date of each option term. In addition to base rent, the lease requires us to pay our share of all expenses, utilities, taxes and other charges. Under the lease, the Company and Total Warehousing will continue to use portions of the premises jointly. We have granted Randy Knight access and utility easements over our owned and leased properties. The purchase and lease agreements between us and Randy Knight include cross-indemnities relating to liabilities and expenses arising from the use and occupancy of the property by the parties to the agreements.

     We and Total Warehousing from time to time provide services to each other. Total Warehousing provided us with general warehousing services and we paid $15,000 to Total Warehousing for these services for the year ended December 31, 2002.

OTHER INVESTMENTS AND TRANSACTIONS WITH AFFILIATES

     We have adopted a policy that transactions with affiliated persons or entities will be on terms no less favorable to us than those that could be obtained from unaffiliated third parties on an arm's length basis, and that any such transaction must be reviewed by our Independent Directors. We periodically examine investment opportunities in areas related to the truckload carrier business. Our investment strategy is to add to shareholder value by investing in industry-related businesses that will assist us in strengthening our overall position in the transportation industry, minimize our exposure to start-up risk and provide us with an opportunity to realize a substantial return on our investment.

     In April 1999, we acquired a 17% interest in Concentrek, Inc. ("Concentrek"), formerly known as KNGT Logistics, Inc., with the intent of investing in the non-asset transportation business. Our investment in Concentrek was approved by a majority of our Independent Directors. We hold non-voting Class A Preferred Stock in Concentrek which is preferred in the event of liquidation, dissolution, sale or merger and with respect to dividends over all other classes of stock, including stock held by members of the Knight family. We have preferential rights if Concentrek issues additional shares and limited voting rights with respect to any merger, consolidation, sale of substantially all of Concentrek's assets, and certain other major corporate events. We have loaned a total of $3.4 million to Concentrek to fund start-up costs. These loans are evidenced by two promissory notes. One note evidences a loan by the Company under a wholly owned limited liability company for $824,500 that is convertible into Concentrek's Class A Preferred Stock and is secured by a first lien on Concentrek's assets. The other note evidences a loan by the Company directly to Concentrek for an additional $2.6 million that is secured by a first lien on Concentrek's assets. Kevin Knight, Gary Knight, Keith Knight and Randy Knight, who collectively own 34% of our issued and outstanding stock, and who are also investors in Concentrek along with other unrelated Concentrek shareholders, have personally guaranteed repayment of the $2.6 million note. The notes are on parity with respect to their security. Our loans to Concentrek have priority over the loans made by the Knights described below. Our investment has been structured to limit our exposure to Concentrek start-up losses and business risk. SEE "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - OFF BALANCE SHEET ARRANGEMENTS," in our Form 10-K for the year ended December 31, 2002.

     Other investors in Concentrek include Randy, Kevin, Gary and Keith Knight, who collectively own 43% of Concentrek's issued and outstanding stock, and through the same limited liability company affiliate through which we invested, Randy, Kevin, Gary and Keith Knight have collectively loaned to Concentrek the sum of $4.5 million. This loan is evidenced by a promissory note convertible into Concentrek Class B Preferred Stock to fund Concentrek's start-up costs.

     In November 2000, we acquired a 19% interest in Knight Flight Services, LLC ("Knight Flight"), which acquired and operates a Cessna Citation 560 XL jet aircraft. The aircraft is leased to Pinnacle Air Charter, L.L.C., an unaffiliated entity, which leases the aircraft on behalf of Knight Flight. The cost of the aircraft to Knight Flight was $8.9 million. We invested $1.7 million in Knight Flight to assure access to charter air services for the Company. We have a priority use right for the aircraft and are not obligated to make additional capital contributions to Knight Flight. The remaining 81% interest in Knight Flight is owned by Randy, Kevin, Gary and Keith Knight, who have personally guaranteed the balance of the purchase price and agreed to contribute any capital required to meet any cash short falls. Under the Knight Flight Operating Agreement, losses are allocated first to Kevin Knight, Gary Knight and Keith Knight. The acquisition of our interest in Knight Flight was approved by a disinterested majority of our Board of Directors. We believe that our interest in Knight Flight allows us to obtain any access to needed charter air services for Company business at prices equal to or less than is available from unrelated charter companies. Knight Flight also makes the aircraft available for charter to third parties through a licensed aircraft charter company.

     Randy Knight retired as an officer of the Company on July 31, 1999, and since then has acted as a consultant to us for which we paid him fees of $50,000 per year. The consulting agreement is terminable at the will of either party. The Board of Directors has approved this arrangement.

     We paid approximately $50,000 during 2002 for key employees' life insurance premiums. The life insurance policies provide for cash distributions to the beneficiaries of the policyholders upon death of the key employee. We are entitled to receive the total premiums paid out on the policies at distribution prior to any beneficiary distributions. In compliance with Section 402 of the Sarbanes-Oxley Act of 2002, as of July 30, 2002, the Company no longer makes premium payments under these split-dollar life insurance polices. To the extent any officer receives compensation in lieu of such premium payments, the Company reports such payments as compensation.

     The Knight family has been involved in the transportation business for a number of years and members of the families of Kevin Knight, Gary Knight, Keith Knight, and Randy Knight have been employed by us since our inception and are employed on the same terms and conditions as other non-related employees. During 2002, we employed and compensated in excess of $60,000 (total compensation) seven individuals who are related to our principal shareholders and senior executive officers. The aggregate total compensation paid to these seven individuals in 2002 was $541,700.

     During 2002, we retained Scudder Law Firm to perform certain legal services on our behalf. Mark Scudder, a member of our Board of Directors, is also a member of Scudder Law Firm and performed legal services on our behalf. We intend to continue the use of Scudder Law Firm during 2003. Amounts paid to the Scudder Law Firm in 2002 were less than $60,000.

                              SHAREHOLDER PROPOSALS

     The Board of Directors will consider proposals from shareholders for nominations of directors to be elected at the 2004 Annual Meeting of shareholders that are made in writing to the Secretary of the Company, are received at least ninety (90) days prior to the 2004 Annual Meeting, and contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications, as more fully provided in our Articles of Incorporation and Bylaws.

     Proposals of shareholders as to other matters intended to be presented at the 2004 Annual Meeting must be received by the Company by December 6, 2003, to be considered for inclusion in our Proxy Statement and form of proxy relating to such meeting. Proposals should be mailed via certified mail, return receipt requested, and addressed to Timothy M. Kohl, Secretary, Knight Transportation, Inc., 5601 West Buckeye Road, Phoenix, Arizona 85043.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                        Knight Transportation, Inc.
                                        Kevin P. Knight
                                        Chairman of the Board and
                                        Chief Executive Officer

                                    EXHIBIT 1

                           KNIGHT TRANSPORTATION, INC.

                             2003 STOCK OPTION PLAN

                           KNIGHT TRANSPORTATION, INC.
                             2003 STOCK OPTION PLAN
                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1.  HISTORY AND PURPOSE................................................1
            1.1   History......................................................1
            1.2   Purpose......................................................1

ARTICLE 2.  DEFINITIONS........................................................1
            2.1   Defined Terms................................................1

ARTICLE 3.  SHARES RESERVED FOR STOCK GRANTS; ADJUSTMENT TO SHARES.............2
            3.1   Shares Reserved For Stock Grants.............................2
            3.2   Adjustment to Shares.........................................3
            3.3   Number of Stock Grants; Partial Exercise.....................3

ARTICLE 4.  PLAN ELIGIBILITY...................................................3
            4.1   General......................................................3
            4.2   Stock Option Plan............................................3
            4.3   Independent Directors Plan...................................3

ARTICLE 5.  STOCK OPTION PLAN..................................................3
            5.1   Award of Stock Grant.........................................3
            5.2   ISOs.........................................................3
                  (a) Fair Market Value of ISO.................................4
                  (b) Disposition of ISO Stock.................................4
                  (c) Insolvent Participants...................................4
                  (d) Construction.............................................4
            5.3   Option or Purchase Price.....................................4
            5.4   Limitation on Period in Which to Grant or Exercise Options...4

ARTICLE 6.  INDEPENDENT DIRECTORS PLAN.........................................5
            6.1   Automatic Grant; Annual Compensation; Forfeiture.............5
            6.2   Termination of Independent Director Option...................5
            6.3   Holding Period...............................................5
            6.4   Existing Options.............................................5
            6.5   Payment of Directors Fees in Stock...........................5

ARTICLE 7.  ADMINISTRATION.....................................................5
            7.1   Administrative Committee.....................................5
            7.2   Administration of the Plan...................................6

ARTICLE 8.  GENERAL PROVISIONS.................................................7
            8.1   Grant Agreement..............................................7
            8.2   Mergers or Consolidations....................................7
            8.3   Termination of Employment....................................7
            8.4   Payment for Stock............................................7
            8.5   Compliance With Applicable Laws and Regulations..............7
            8.6   No Right to Employment.......................................8
            8.7   Taxes........................................................8
            8.8   Expenses.....................................................8

            8.9   Unfunded Benefits............................................8
            8.10  Transferability..............................................8
            8.11  Expiration Date of Plan......................................8
            8.12  Corporate Action.............................................8
            8.13  Rights as a Shareholder......................................8
            8.14  Investment Purpose...........................................8
            8.15  Investment Letter............................................9
            8.16  Termination or Amendment of the Plan.........................9
            8.17  Application of Funds.........................................9
            8.18  Obligation to Exercise Grant.................................9
            8.19  Approval of Shareholders; Termination of Plan................9
            8.20  Governing Law................................................9

                           KNIGHT TRANSPORTATION, INC.
                             2003 STOCK OPTION PLAN

                                   ARTICLE 1.
                               HISTORY AND PURPOSE

     1.1  HISTORY.

     Knight Transportation, Inc. (the "Company" or "Knight") has maintained a stock option plan for the benefit of officers, employees and directors since 1994. Grants under all prior plans have been broad-based and have been designed to align the interest of employees of the Company receiving grants with those of the Company's shareholders. On February 6, 2003, the Board of Directors approved the termination of all further stock grants under the Company's Amended and Restated Stock Option Plan adopted February 10, 1998 (the "1998 Plan"), effective as of May 31, 2003, subject to the Company's shareholders approving this 2003 Stock Option Plan. As amended, the 1998 Plan permits any issued and outstanding option grants to continue in force and effect, in accordance with their terms, but no further options or stock grants will be made under the 1998 Plan, if the Company's shareholders approve this Plan. The Board also adopted, effective as of June 1, 2003, the Knight Transportation, Inc. 2003 Stock Option Plan (the "Plan"), subject to approval by the Company's shareholders at its annual meeting to be held in May, 2003.

     This document sets forth the terms of the Company's 2003 Stock Option Plan, including, without limitation, the number of shares that are reserved for grants under the Plan and all other terms and conditions applicable to the Plan. This Plan and any options or rights granted hereunder, are subject to approval by the Company's shareholders within 12 months of February 6, 2003. 1.2 PURPOSE. The Plan has been adopted to: (a) provide certain key employees of the Company (as defined below) with an opportunity to purchase the common stock of Knight as an incentive to continue employment with the Company and to work for the long-term growth, development, and financial success of the Company; (b) attract qualified independent directors by providing the automatic grant of certain nonqualified stock options to independent directors upon their appointment to the Company's Board of Directors; and (c) attract, motivate, and retain the services of critical employees of the Company and its subsidiaries and reward such employees by the issuance of Stock Grants so that these employees will contribute to and participate in the long-term performance of the Company.

                                   ARTICLE 2.
                                   DEFINITIONS

     2.1 DEFINED TERMS. The following terms shall have the meanings set forth below, unless context otherwise requires:

     "Beneficiary" means the person or persons designated by a Participant as his beneficiary.

     "Board of Directors" or "Board" means the Board of Directors of Knight.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Compensation Committee of the Board of Directors, which shall be appointed in accordance with the procedures described in Article 7.

     "Company" means Knight and any subsidiary of Knight that is treated as a "subsidiary" under section 425 of the Code.

     "Effective Date" means June 1, 2003, which shall be the date this 2003 Stock Option Plan is effective, subject only to Section 8.19.

     "Knight" means Knight Transportation, Inc., an Arizona corporation, and its successors in interest.

     "ISO" means an incentive stock option granted a Participant under Article 5 of this Plan and which qualifies as an incentive stock option under section 422 of the Code. To the extent this Plan has authorized the Committee to grant ISOs, this Plan shall be interpreted and construed so as to qualify as an incentive stock option plan under Section 422 of the Code and the regulations thereunder.

     "Independent Director" means a director of the Company who is not an officer, employee or 10% shareholder of the Company.

     "Independent Directors Plan" means the Independent Directors Automatic Stock Option Plan set forth in Article 6.

     "NSO" means any option granted under this Plan that is not an ISO.

     "Participant" means any employee or independent director of the Company who has been selected by the Committee to participate in the Plan.

     "Plan" means the Knight Transportation, Inc. 2003 Stock Option Plan, effective as of June 1, 2003, as amended and restated hereby.

     "Plan Year" means the calendar year.

     "Restricted Stock Grant" means the right granted a Participant to purchase Restricted Stock at a price determined by the Committee, and subject to such restrictions and conditions as may be determined by the Compensation Committee.

     "Restricted Stock" means stock sold to a Participant pursuant to a Restricted Stock Grant.


     "Stock" means the common stock of Knight, par value $0.01 per share.

     "Stock Option" means any ISO or NSO granted to a Participant under this Plan, which is evidenced by a writing executed by the Participant and by an authorized member of the Committee.

     "Stock Grant" means the award of a Stock Option or a Restricted Stock Grant made under Article 5 or Article 6 of this Plan.

     "Stock Grant Agreement" means the written Agreement between the Company and a Participant evidencing a Stock Grant.

                                   ARTICLE 3.
                SHARES RESERVED FOR GRANTS; ADJUSTMENT TO SHARES

     3.1 SHARES RESERVED FOR STOCK GRANTS. There are reserved and available for the Stock Grants pursuant to all provisions of this Plan 1,000,000 shares of the Company's authorized but unissued Stock. Of the total number of shares reserved for Stock Grants under this Plan, 50,000 shares of Stock are reserved for Stock Grants made under the Independent Directors Plan set forth in Article 6. The balance of the Shares are reserved for Stock Grants awarded under any other provision of this Plan; provided, however, that in no event shall the aggregate number of shares of Stock subject to all Stock Grants made under this Plan since inception exceed 1,000,000 shares of Stock, adjusted as described in Section 3.2, below.

     3.2 ADJUSTMENT TO SHARES. The aggregate number of shares of Stock which may be issued pursuant to Stock Grants made under this Plan shall be automatically adjusted, without further action by the Board or the shareholders of the Company, to reflect changes in the capitalization of the Company, such as stock dividends, stock splits, reverse stock splits, subdivisions, reorganizations or reclassification, or any similar recapitalization that affects or modifies the number of shares of Stock issued and outstanding at any time. The adjustment of shares of Stock reserved for Stock Grants under this Section shall not cause shares of Stock subject to a Stock Grant Agreement to be automatically adjusted, unless the Stock Grant Agreement specifically requires such an adjustment.

     3.3 NUMBER OF STOCK GRANTS; PARTIAL EXERCISE. More than one Stock Grant may be made to the same Participant, and Stock Grants may be subject to partial exercise, as the Committee may in its discretion determine. If any Stock Grant made under this Plan expires or is terminated without being exercised, or after being partially exercised, the shares of Stock allocated to the unexercised portion of a Stock Grant shall revert to the pool of shares reserved in Section
3.1 and shall again be available for Stock Grants made under this Plan.

                                   ARTICLE 4.
                                PLAN ELIGIBILITY

     4.1 GENERAL. The Committee, subject to the following limitations, shall from time to time designate from among the Company's employees those persons who will be Participants in this Plan, subject to the following rules:

     4.2 STOCK OPTION PLAN. Only full-time employees of the Company, who, in the sole judgment of the Committee, (i) are qualified by position, training, ability, and responsibility to contribute substantially to the progress of the Company; (ii) have a material, positive effect on the results of the operations of the Company; or (iii) are key employees or critical line employees (as determined by the Committee, in its discretion), shall be eligible to participate in the Stock Option Plan described in Article 5.

     4.3 INDEPENDENT DIRECTORS PLAN. Independent Directors of the Company shall be automatically eligible to participate in the Independent Directors Plan described in Article 6.

                                   ARTICLE 5.
                                STOCK OPTION PLAN

     5.1 AWARD OF STOCK GRANT. The Committee may award Stock Grants to a Participant in the form of Stock Options, including, without limitation, "ISOs," "NSOs," or Restricted Stock Grants under this Article 5, or any combination thereof. At the time a Stock Grant is awarded under this Article 5, the Committee shall designate the number of shares of Stock subject to the grant and indicate whether such grant is an ISO, NSO or a Restricted Stock Grant.

     5.2 ISOS. The following rules shall apply to any Stock Options granted as ISOs, in addition to any other provisions of this plan that may be applicable.

          (a) FAIR MARKET VALUE OF ISO. The aggregate fair market value of Stock subject to an ISO granted under this Article 5 (determined without regard to this Section 5.2) exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000. The preceding sentence shall be applied by taking ISOs into account in the order in which they were granted hereunder. If any ISO is granted that exceeds the limitations of this Section 5.2 at the first time it is exercisable, it shall not be invalid, but shall constitute, and be treated as, an NSO to the extent of such excess. For purposes of this Plan, the fair market value of the Stock subject to any ISO shall be determined by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (b)  DISPOSITION  OF ISO STOCK.  No Stock issued in connection  with a
Participant's exercise of an ISO may be disposed of by the Participant within two years from the date the option is granted nor within one year after the date such Stock is issued to the Participant and be eligible for treatment as an ISO; provided, however, unless otherwise provided in the Stock Grant Agreement, these holding periods shall not apply if the Stock Option is exercised after the death of a Participant by the estate of such Participant, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of a deceased Participant.

          (c)  INSOLVENT  PARTICIPANTS.  A  disposition  of Stock  described  in
Section 422(c)(3) of the Code, which was acquired pursuant to the exercise of an ISO, shall not constitute a disposition of Stock in violation of Section (b) of this Article 5.

          (d) CONSTRUCTION. Any ISO granted under this Plan shall be construed to meet the requirements of Section 422 of the Code and the regulations thereunder.

     5.3  OPTION OR PURCHASE PRICE.

          (a) Each Stock Option shall state the exercise price of the option, which, in the case of an ISO, shall not be less than 100% of the fair market value of the optioned Stock on the date the ISO is granted, as provided below. Any Restricted Stock Grant shall state the price at which the Restricted Stock may be purchased. In the case of a Participant who, at the time the ISO is granted, owns shares of Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price of such ISO shall be not less than 110% of the fair market value of Stock on the date the option is granted, and, in no event, shall such option be exercisable after the expiration of five years from the date such option is granted.

          (b) The exercise price of an NSO, the purchase price under a Restricted Stock Grant, or the exercise price of any Stock Option granted to a director under Article 6 shall not be less than 85% of the fair market value of a share of the Stock as of the date of grant. For purposes of this Plan, the fair market value of a share of Stock shall equal the mean of the highest bid and lowest selling prices for such stock on the day preceding the date of grant, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) (National Market). If for any reason the Company's Stock is not publicly traded on a national securities market or not listed on NASDAQ, the Committee shall evaluate all factors which the Committee believes are relevant in determining the fair market value of a share of Stock and, the Committee, in good faith and exercising its business judgment, shall establish the fair market value of the Stock as of the date an option is granted.

     5.4 LIMITATION ON PERIOD IN WHICH TO GRANT OR EXERCISE OPTIONS. No ISO shall be granted under this Plan more than 10 years after the earlier of (i) the date the Plan is initially adopted by the Board or (ii) the date the Plan is approved by the shareholders of the Company. Any Stock Grant, other than an ISO, made under the Plan may be exercised within any reasonable term and may be granted any time prior to the termination or expiration of the Plan. In no event shall an ISO granted under this Plan be exercised after the expiration of 10 years from the date such ISO is granted. Any provision of this Plan to the contrary notwithstanding, the Committee may, in its sole discretion, grant any Participant an NSO which, if provided in the Stock Grant Agreement, may be exercised after the termination of the Participant's employment with the Company.

                                   ARTICLE 6.
                           INDEPENDENT DIRECTORS PLAN

     6.1 AUTOMATIC GRANT; ANNUAL COMPENSATION; FORFEITURE. Any Independent Director appointed to the Board after September 1, 1995, shall automatically receive an NSO for 2,500 shares of the Company's Stock; the exercise price of such option shall be 85% of the fair market value of the Company's stock as of that date. In addition, for calendar years beginning after December 31, 2002, Independent Directors will receive an NSO for 500 shares, as described in the next sentence, for each calendar year an Independent Director is a Director. Such option grant shall be made on June 1 of each calendar year, beginning June 1, 2003, and continuing on the same day of each year thereafter, for each person who is an Independent Director on that date. In addition, each Independent Director who, as of December 31, 2002, has served as an Independent Director for at least three calendar years, shall also be entitled to an NSO grant of 1,000 shares for service previously rendered to the Company; such option shall be issued on June 1, 2003 and the exercise price shall be the fair market value of the Company's stock as of that date, as provided in Section 5.3(b) above. Any NSO granted to an Independent Director (other than the NSO grant for 1,000 shares described in the preceding sentence) will be forfeited if the director resigns within one year of the date of the grant of such NSO.

     6.2 TERMINATION OF INDEPENDENT DIRECTOR OPTION. Except as otherwise provided in any written agreement between the Company and the Independent Director, any NSO granted hereunder will expire on the earlier of (i) ten years after the date of grant; (ii) one year after such independent director terminates his services as a director of the Company; (iii) the expiration date stated in the Stock Grant Agreement (as this term is defined in the Plan); or
(iv) any earlier date provided in this Article 6. An Independent Director may also elect to receive the Director fees in Stock of the Company.

     6.3 HOLDING PERIOD. Any Stock Option made to an Independent Director may not be exercised for at least seven months following the date such Stock Option is granted. 6.4 EXISTING OPTIONS. All Stock Options granted by the Company to Independent Directors, including options issued prior to the date hereof, shall be subject to the terms and conditions of this Article 6.

     6.5  PAYMENT  OF  DIRECTORS  FEES  IN  STOCK.   With  the  consent  of  the
Independent Director, the Company may pay the director's fees due any Independent Director in Stock of the Company. In such event, the Company shall grant to each consenting Independent Director on February 15 and August 15 of each calendar year the number of shares of Company Stock (disregarding any fraudulent shares) equal to the director's fees due such Independent Director as of the preceding December 31 and June 30, respectively, based on the fair market value of the Company Stock, as provided in Section 5.3(b) above, as of the trading day preceding each such February 15 and August 15.

                                   ARTICLE 7.
                                 ADMINISTRATION

     7.1 COMPENSATION COMMITTEE. This Plan shall be administered by the Committee. The Committee shall serve at the pleasure of the Board, and the Board may, from time to time, remove members from, or add members to, the Committee. The Committee shall include a minimum of two Independent Director members. Vacancies on the Committee, however caused, shall be filled by the Board. No member of the Committee shall participate in or take any action with respect to any Stock Grant made with respect to such member, except as otherwise provided herein. The Committee may appoint delegates to act for and on its behalf. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted hereunder.

     7.2  ADMINISTRATION OF THE PLAN.

          (a) The Committee may adopt rules and procedures for administration of the Plan, to the extent such rules and procedures are not inconsistent herewith. Subject to the provisions of this Plan, the Committee shall have the sole, final, and conclusive discretion and authority to construe and interpret the Plan, including, without limitation, authority to determine:

               (1) Those employees who will become Participants and the terms and conditions of their eligibility;

               (2)  The nature and amount of such Stock Grants;

               (3) All terms and conditions of each Stock Grant, including, without limitation:

                    (i) The number of shares of Stock for which a Stock Grant is made;

                    (ii) The price to be paid, if any, for Stock upon exercise of a Stock Grant;

                    (iii) The terms and conditions of the exercise;

                    (iv)  The terms of payment of the exercise price of a grant;

                    (v) Any conditions to which the grant or its exercise may be subject;

                    (vi) Any vesting or forfeiture provisions applicable to any Stock Grant; and

                    (vii) Any restrictions or limitations placed on Stock issued pursuant to the exercise of a Stock Grant.

          (b) The Committee may provide that any Stock Option may be exercised as a "cashless" stock option, including any arrangement whereby any dealer associated with the National Association of Securities Dealers, upon an irrevocable election by a Participant to exercise any Stock Grant, either (i) commits to loan the Participant the exercise price of the stock and forwards it to the Company or (ii) establishes a margin commitment with the participant to pay the exercise price of the Stock Grant to the Company, except to the extent any such arrangement is prohibited by the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Act of 1934.

                                   ARTICLE 8.
                               GENERAL PROVISIONS

     8.1 GRANT AGREEMENT. Each Stock Grant made under this Plan shall be evidenced by a Stock Grant Agreement and shall be executed by the Company and the Participant. The Stock Grant Agreement shall contain any terms and conditions required by this Plan and such other terms and conditions as the Committee, in its sole discretion, may require, including, without limitation, restrictions on the transferability of any Stock which are not inconsistent with the Plan.

     8.2  MERGERS OR  CONSOLIDATIONS.  If the Company at any time  dissolves  or undergoes a reorganization, including, without limitation, a merger or consolidation with any other organization, in any manner or form whatsoever, and the Company is not the surviving organization and the surviving organization does not agree to assume the options granted pursuant to this Plan or to substitute options in place thereof, the Stock Grants made under this Plan may be terminated, subject to the procedures set forth in this Article 8. Prior to any termination of this Plan or the Stock Grants made hereunder, each Participant holding an outstanding Stock Grant not yet exercised shall be notified of such termination and shall be provided a reasonable period of not less than fifteen (15) days in which to exercise such Stock Option prior to its termination, to the extent such option is then exercisable. The Committee may, in its sole discretion, prescribe such terms and conditions as the Committee deems appropriate and authorize the exercise of such Stock Grants with respect to all shares covered in the event of a merger or consolidation. Any Stock Grant not exercised in accordance with such prescribed terms and conditions shall terminate as of the date specified by the Committee, and simultaneously, the Plan itself shall be terminated without further order of the Company or the Board of Directors.

     8.3 TERMINATION OF EMPLOYMENT. Except as provided in Sections 5.4, 6.1 or as otherwise permitted by this Plan (or any Stock Grant Agreement), any Stock Grant made pursuant to this Plan shall immediately terminate upon a Participant's termination of employment with the Company, unless such termination of employment occurs by reason of the death or retirement (including early retirement, if approved by the Committee) of the Participant, or on account of the permanent and total disability of the Participant (as such term is defined in Section 22(e)(3) of the Code and the regulations therein). Upon retirement (including early retirement), a Participant (or the administrator or conservator of the Participant's estate) may, subject to Section 5.4(a) of the Plan, exercise any Stock Grant in full within three months of retirement or, if the Participant retired or terminated employment on account of "permanent and total disability" (as that term is defined in Section 22(e)(3) of the Code), within one year of retirement. If a Participant dies while in the employment of the Company or within three months after retirement, the Participant's personal representative of his or her estate or other person who acquired the right to exercise such Stock Grant by bequest or inheritance or by reason of the death of the deceased Participant may, subject to Section 5.4 of the Plan or any contrary provision of the Stock Grant Agreement, exercise the option in full within one year from the date of the Participant's death, unless such exercise period would disqualify such ISO as an incentive stock option under Section 422 of the Code, but the Committee, with the consent of the Participant, may waive this limitation.

     8.4 PAYMENT FOR STOCK. The exercise price for any shares of Stock acquired through the whole or partial exercise of any Stock Grant shall be paid in full in cash or immediately available funds, or in Stock with a current market value equal to all or a part of the exercise price, or both.

     8.5 COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS. Stock Grants made under this Plan shall contain such provisions with respect to compliance with applicable federal and state law as the Committee, with the advice of the Company's counsel, may deem appropriate, including, without limitation, any provision necessary to comply with state or federal securities laws.

     8.6 NO RIGHT TO EMPLOYMENT. Designation of an employee as a Participant in this Plan for any purpose shall not confer on the employee the right to continue in the employment of the Company or any right to receive a Stock Grant for any Plan Year.

     8.7 TAXES. A Participant shall be responsible for paying any taxes with respect to a Stock Grant. The Company is hereby authorized to deduct any taxes that may be applicable from the dollar value of any Stock Grant to a Participant, including, without limitation, FICA or FUTA, and the Company may effect any such deduction by reducing the number of shares acquired upon the exercise of Stock Grants by the amount of such FICA or FUTA tax liability, or may make other reasonable arrangements for the payment of any such tax liability.

     8.8 EXPENSES. All expenses incurred in connection with the administration of this Plan shall be borne by the Company, except as any Stock Grant Agreement may otherwise provide.

     8.9 UNFUNDED BENEFITS. Nothing in this Plan shall be construed as requiring the Company to establish a trust or to fund this Plan, or to create a trust of any kind or any fiduciary relationship between the Company and any Participant, employee or Beneficiary.

     8.10 TRANSFERABILITY. Except as otherwise expressly permitted by this Plan, no Stock Grant made under this Plan shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, a Stock Grant made hereunder shall be exercisable only by the Participant and only if at all times during the period of time beginning on the date the Stock Grant is made and ending on the day three months (or one year, in the case of an employee or Independent Director who retires on account of becoming "permanently and totally disabled" within the meaning of that term under section 22(e)(3) of the Code) before the date of exercise of such Stock Grant, such Participant was an employee or director of the Company (or a corporation or a parent corporation or subsidiary corporation of a corporation assuming an option in a transaction to which section 424(a) of the Code applies).

     8.11 EXPIRATION DATE OF PLAN. If not earlier terminated, this Plan shall expire on February 5, 2013. In no event shall any Stock Option be granted under this Plan after February 5, 2013. In no event shall any ISO be granted under this Plan after February 5, 2013.

     8.12 CORPORATE ACTION. The issuance of a Stock Grant pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of any kind to its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     8.13 RIGHTS AS A SHAREHOLDER. A Participant shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to a Stock Grant made hereunder until the date of the issuance of a stock certificate to the Participant for such shares pursuant to such Stock Grant. Except as provided in Section 3.2, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date precedes the date a stock certificate is issued to a Participant upon exercise of a Stock Grant.

     8.14 INVESTMENT PURPOSE. Unless the Stock received pursuant to a Stock Grant issued under this Plan is registered with the Securities and Exchange Commission, each Stock Grant is subject to the condition that the issuance of the Stock Grant and any Stock issued upon exercise of the Stock Grant is for investment purposes only, and not with a view to the subsequent resale or distribution of such Stock, unless such Stock is registered under the Securities Act of 1933, as amended, or an exemption from registration is available.

     8.15 INVESTMENT LETTER. Any Participant exercising a Stock Grant shall, as a condition to such exercise, execute and deliver to the Company an investment letter in such form as the Board of Directors or the Committee, with the advice of the Company's legal counsel, may from time to time require.

     8.16 TERMINATION OR AMENDMENT OF THE PLAN. The Board may terminate, suspend, discontinue, modify or amend this Plan in any respect whatsoever, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of shares of Stock of the Company subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted or remove the administration of the Plan from the Committee. The preceding sentence notwithstanding, the Company may not terminate this Plan with respect to any issued and outstanding Stock Grant unless it gives the Participant notice of termination and not less than 15 days in which to exercise such Stock Grant, but only if such Stock Grant is then exercisable.

     8.17 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares of Stock pursuant to the exercise of Stock Grants shall be used for general corporate purposes. 8.18 OBLIGATION TO EXERCISE GRANT. A Stock Grant made hereunder shall impose no obligation on the Participant to exercise such grant.

     8.19 APPROVAL OF SHAREHOLDERS; TERMINATION OF PLAN. This Plan, shall be effective as of June 1, 2003, subject to the approval of the shareholders of the Company, which approval must occur within the period beginning 12 months before and ending 12 months after February 6, 2003. The Committee may cause Stock Grants to be made under the Plan, subject to the Plan being approved by the Company's shareholders within the period described above.

     8.20 GOVERNING LAW. The Plan shall be governed by and construed under the laws of the State of Arizona.

     IN WITNESS WHEREOF, the foregoing Plan was approved by the Board of Directors on February 6, 2003, and is executed by the undersigned officers of the Company, each being duly authorized to do so.


KNIGHT TRANSPORTATION, INC.,
an Arizona corporation


By /s/ Kevin P. Knight                 By: /s/ Timothy M. Kohl
   --------------------------------        -------------------------------------
   Kevin P. Knight,                        Timothy M. Kohl,
   Chief Executive Officer                 Secretary and Chief Financial Officer

                  CERTIFICATION OF KNIGHT TRANSPORTATION, INC.

     IN WITNESS WHEREOF, this Plan was adopted by the Board of Directors of Knight Transportation, Inc. ("Knight") on February 6, 2003.

     DATED as of this 6th day of February, 2003.

                                        KNIGHT TRANSPORTATION, INC., an
                                        Arizona corporation

                                        By /s/ Timothy M. Kohl
                                           -------------------------------------
                                           Timothy M. Kohl,
                                           Secretary and Chief Financial Officer

                                    EXHIBIT 2

                           KNIGHT TRANSPORTATION, INC.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                           KNIGHT TRANSPORTATION, INC.

                                 OCTOBER 1, 2002

                                    RECITALS

     In June 1994, the Board of Directors of Knight Transportation, Inc. (the "Company") appointed an Audit Committee, and that committee, since July 26, 1994, has maintained a written Charter specifying its duties.

     On December 14, 1999, the Securities and Exchange Commission (the "Commission") issued Release No. 34-42231 (the "NASDAQ Release"), amending the rules applicable to the qualification and responsibility of directors participating on the audit committees of NASDAQ traded companies. On December 22, 1999, the Commission issued Release No. 34-42266 (the "SEC Release") amending, among other rules, the rules applicable to audit committees for all publicly traded companies.

     Congress enacted the Sarbanes-Oxley Act of 2002 on July 30, 2002, which, among other things, amended certain laws and regulations applicable to audit committees of companies subject to the reporting requirements pursuant to
Section 13 (a) or 15(d) of the Securities Exchange Act of 1934.

     The Board of Directors of the Company (the "Board") believes that it is appropriate to amend and restate the Charter of the Audit Committee of the Board of Directors of Knight Transportation, Inc. (the "Charter") to comply with the applicable provisions of the NASDAQ Release, the SEC Release and the Sarbanes-Oxley Act of 2002. Accordingly, the Charter is hereby amended and restated, in its entirety, as follows, effective as of October 1, 2002, to reflect the directives of the Company's Board.

                                     CHARTER

     1. PURPOSE OF AUDIT COMMITTEE. The purpose of the Audit Committee is to provide independent and skilled guidance to the Board in fulfilling its responsibility to ensure the fairness and accuracy of the Company's financial statements; to ensure the existence of appropriate internal financial controls; to ensure the independence of the independent public accounting firm engaged to audit the Company's financial statements (the "external auditors"); to render the reports required of the Audit Committee pursuant to Item 306 of Regulation S-K; and to allow the Company to make the disclosures required by Item 7(d)(3) of Schedule 14(A) and related Commission regulations.

     2. QUALIFICATIONS OF AUDIT COMMITTEE. The Audit Committee shall consist of not less than three directors nor more than five directors, each of whom shall not accept any consulting, advisory, or other compensatory fee from the Company or be affiliated with the Company or any of its subsidiaries, and qualifies as an "independent director" as defined by Rule 4200 of the NASDAQ Stock Market, Inc.'s listing requirements, unless exceptional circumstances exist that, under NASDAQ listing requirements, would allow the Audit Committee to include one non-independent director member, who may not be either a current employee or immediate family member of a current employee. Each member of the Audit Committee shall be able to read and understand financial statements, including the Company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee shall be a "financial expert" who, in accordance with Securities and Exchange Commission rules, by education and experience as a public accountant or auditor or a principal financial officer, comptroller, or principal accounting officer, or from a position involving similar functions and has, in the judgment of the

Board,  an  understanding  of  generally  accepted  accounting   principles  and
statements and the application of such principles in connection with the accounting for estimates, accruals, and reserves; experience in the preparation of auditing of financial statements of generally comparable companies; experience with internal accounting controls; and an understanding of audit committee functions.

     3. DUTIES OF THE AUDIT COMMITTEE. Subject to the second sentence of Paragraph 10, below, the Audit Committee will perform the following duties in the manner and priority the Audit Committee determines, in its discretion, to be appropriate under the circumstances:

          (a) Review the Company's earnings statements and forecasts, if any, with management and with the Company's external auditors prior to the release of such statements to the public;

          (b) Assure that the Company's interim financial statements are reviewed by the Company's external auditors, as required by Item 306 of Regulation S-K prior to the filing of such interim financial statements with the Commission as part of the Company's report on Form 10-K;

          (c) Review and discuss the Company's audited financial statements with management;

          (d) Review and discuss the Company's audited financial statements with the Company's external auditors and review those matters required to be discussed by SAS-61, as modified or supplemented from time to time;

          (e) Receive from the Company's external auditors, formal written statements and disclosures and the letter from the Company's external auditors required by Independent Standards Board's Standard No. 1, as modified or supplemented, and discuss with the external auditors their independence, and review all audit and other services performed by the external auditors for the Company to assure that such services do not compromise the external auditors' independence;

          (f) Review and consider and, to the extent necessary, engage in direct dialogue with the external auditors with respect to any relationships or services provided by the external auditors to the Company or any other affiliate of the Company or any party that may affect the objectivity or independence of the external auditors and take, or recommend that the Board take, appropriate action to ensure the independence of the external auditors;

          (g) Review annually the scope of the external auditors' work, including any non-auditing or consulting services;

          (h) Review with the Company's external auditors all adjustments made to the Company's audited financial statements, including a reconciliation of any adjustments made in the audited financial statements from the Company's quarterly interim financial statements;

          (i) Review with management and the Company's external auditors any significant financial reporting issues or judgments called for in connection with the preparation of the Company's financial statements, including the
adequacy  and  appropriateness  of  any  reserves,   policies  relating  to  the
recognition of revenue, the quality and appropriateness of the Company's accounting principles, and any other matters which, in the judgment of the Committee or the Company's external auditors, could have a material impact on the Company's financial statements;

          (j) Meet with the Company's external auditors and with management to review and assess any material financial risk exposure to the Company and the steps management has or plans to take to monitor and control financial risk;

          (k) Review with the Company's external auditors and management the adequacy of the Company's internal financial controls and reporting systems;

          (l) Confer with the Company's external auditors whether any matters described in Section 10A of the Securities and Exchange Act of 1934 have come to the attention of the external auditors;

          (m) Review any major changes to the Company's auditing and accounting policies and practices suggested by the Company's external auditors or by management. (In undertaking the duties specified herein, the Audit Committee will, in accordance with SAS-61, communicate with the external auditors with respect to (1) methods used to account for significant or unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates, and the basis for the auditors conclusions regarding the reasonableness of those estimates; and (4) disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the Company's financial statements);

          (n) Recommend annually the selection and engagement of the Company's external auditors and review their fees and the proposed scope and plan of the annual audit;

          (o) Review the external auditors' management letter and consider any comments made by the external auditors with respect to improvements in the internal accounting controls of the Company, consider any corrective action recommended by the external auditors, and review any corrective action taken by management;

          (p) Review and devote attention to any areas in which management and the Company's external auditors disagree and determine the reasons for such disagreement;

          (q)  Review  the   performance  of  the  external   auditors  and,  if
appropriate, recommend that the Board replace any external auditor failing to perform satisfactorily;

          (r) Review the performance of the Company's Chief Financial Officer and Controller;

          (s) Review any difficulties any external auditor may have encountered with respect to performance of an audit, including, without limitation, any restrictions placed upon the scope of the audit on access to information, or any changes in the proposed scope of the audit;

          (t) Provide, as part of the Company's proxy filed pursuant to Regulation 14A or 14C, as applicable, the report required by Item 306 of Regulation S-K, and cause a copy of that report to be included annually in the Company's proxy solicitation materials;

          (u) Review any and all complaints received by the Company regarding accounting, internal accounting controls or auditing matters and determine in its good faith business judgment the proper course of action to be taken by the Audit Committee and the Company with respect to each individual complaint received, including conducting investigations and taking corrective action, to the extent necessary; and

          (v) Periodically review the adequacy of this Charter and make recommendations to the Board with respect to any changes in the Charter.

     4. ACCESS TO INFORMATION. In order to perform its obligations, the Audit Committee shall have unrestricted access to all relevant internal and external Company information and to any officer, director or employee of the Company.

     5.   COMPLAINTS, EMPLOYEE ACCESS TO AUDIT COMMITTEE.

          (a) The Audit Committee shall establish a procedure for the receipt, retention and treatment of complaints received by the Company and Audit Committee on issues regarding accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of issues or concerns regarding questionable accounting or auditing matters.

          (b) Any person employed by the Company and any of the Company's independent contractors will have access to the Audit Committee to report any matter which such person believes would be of interest to the Audit Committee or of general concern to the Audit Committee or the Board. Contacting a member of the Audit Committee to report any irregularity, questionable activity, or other matter will not subject the person making the report to discipline.

     6. FREQUENCY OF MEETINGS. The Audit Committee will meet each quarter prior to the release of the Company's earnings statements to review the earnings release. In addition, the Audit Committee will convene if a meeting is noticed by its Chairman, any member of the Audit Committee, any member of the Board, the Chief Financial Officer, or the Chief Executive Officer.

     7. ACCESS TO LEGAL COUNSEL. The Audit Committee, at its request, shall have access to the Company's outside legal counsel, and, if requested, to its own independent legal counsel. The Company will pay for the cost of any such legal counsel.

     8.   MEETING PROCEDURES.

          (a) Members of the Audit Committee shall endeavor to attend all meetings of the Committee. The Audit Committee may meet telephonically or in person and may take action, with the written consent of all members. A majority of the Audit Committee will constitute quorum for all purposes.

          (b) Written minutes will be maintained for each meeting of the Audit Committee.

          (c) The Audit Committee, at least once a year, will meet privately with the Company's external and internal auditors, and no representative of the Company's management shall attend such meetings.

     9. OTHER DUTIES. The Audit Committee will perform such other duties as the Board may assign to it.

     10. LIMITATION OF AUDIT COMMITTEE DUTIES. The Audit Committee is not an investigative committee of the Board and shall have no investigative duties, unless expressly assigned to the Audit Committee by the Board. The Audit Committee will exercise its business judgment in performing its duties under this Charter, including the duties outlined in Paragraph 3, and may emphasize and prioritize those duties and responsibilities set forth above which the Committee, in its discretion and judgment, believes are the most important,
given  the  particular   circumstances.   The  external  auditors  shall  remain
ultimately accountable to the Company's Board and the Audit Committee, as the designated representatives of the Company's shareholders. Accordingly, it is not the duty of the Audit Committee to undertake the audit of the Company itself, to plan the audit, or to undertake any of the responsibilities of the Company's internal or external auditors. The Audit Committee is not required to follow the procedures required of auditors in performing reviews of interim financial statements of audited financial statements. In performing its functions, the Audit Committee may rely upon information provided to it by management, by the Company's internal and external auditors, or by legal counsel. This Charter imposes no duties on the Audit Committee or its members that are greater than those duties imposed by law upon a director of an Arizona corporation under
Section 10-830 of the Arizona Revised Statutes or upon a director under applicable Federal law, including the Sarbanes-Oxley Act of 2002. If any claim is asserted against the Audit Committee, any of its members, or the Company by a shareholder or any other person, nothing in this Charter shall be construed to limit or restrict any defense available to the Audit Committee, to any of its members, or to the Company.


DATED: October 1, 2002


/s/ Don Bliss
----------------------------------
Don Bliss, Chairman and Member
Audit Committee